UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 29, 2014, the Board of Directors of New York Community Bancorp, Inc. (the “Company”) amended Article II, Section 1 of the Company’s Bylaws to provide that the number of directors constituting the whole Board shall be such number designated by the majority of the Board from time to time which shall be no less than nine (9) and no more than eighteen (18). Previously, Article II, Section 1 of the Bylaws provided that, absent such a designation by the Board, the number of directors shall be sixteen (16). A copy of the Amended and Restated Bylaws is filed as an exhibit to this Current Report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is filed herewith:

Exhibit 3(ii)	Bylaws (Amended and Restated as of April 29, 2014)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2014	NEW YORK COMMUNITY BANCORP, INC.

/s/ R. Patrick Quinn
R. Patrick Quinn
Executive Vice President,
Chief Corporate Governance
Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3(ii)	Bylaws of the Company (Amended and Restated as of April 29, 2014)